Exhibit 10.14

eagle Bulk Shipping Inc.

Indemnification Agreement

__________________________________

March __, 2014

Eagle Bulk Shipping Inc.

Indemnification Agreement

This Indemnification Agreement (this “Agreement”) has been made and executed this __ day of March, 2014, by and between Eagle Bulk Shipping Inc., a Marshall Islands corporation (the “Company”), and ______________ (the “Indemnitee”).

Whereas, Indemnitee has agreed to continue to serve at the request of the Company as a director of the Company.

Whereas, Article Seventh of the Amended and Restated Certificate of Incorporation of the Company (the “Certificate”), as currently in effect, permits the Company to indemnify and advance expenses to its directors, officers, employees and agents to the full extent permitted by law and Article VIII of the Amended and Restated By-Laws of the Company (the “By-Laws”), as currently in effect, requires the Company to indemnify and advance expenses to its directors, officers, employees and agents to the full extent permitted by law and the Indemnitee has agreed to serve as a director of the Company in part in reliance on the applicability of such provisions to the Indemnitee;

Whereas, the Board of Directors of the Company has determined that (i) it is essential that the Company act to assure such persons that there will be certainty of such protection in the future, and that (ii) it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law as provided in this Agreement so that they will continue to act in their capacity as directors of the Company free from undue concern that they will not be so indemnified;

Now Therefore, in consideration of the premises and the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Indemnitee, intending to be legally bound hereby, agree as follows:

Section 1.     Indemnification.

The Company hereby irrevocably agrees to indemnify the Indemnitee to the fullest extent permitted by applicable law of the Republic of the Marshall Islands as in effect from time to time. Without diminishing the scope of the indemnification provided by this Section, the rights of indemnification of the Indemnitee provided hereunder shall include, but shall not be limited to, those rights hereinafter set forth in this Agreement, except that no indemnification shall be available to the Indemnitee:

A.

on account of any suit in which judgment is rendered against the Indemnitee for disgorgement of profits made from the purchase or sale by the Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or similar provisions of any federal, state or local statutory law;

B.	on account of conduct of the Indemnitee which is finally adjudged by a court of competent jurisdiction to have been knowingly fraudulent or to constitute willful misconduct;

C.	in any circumstance where such indemnification is expressly prohibited by applicable law;

D.	for any amounts for which payment has actually been made to or on behalf of the Indemnitee under any insurance policy or other indemnity provision provided or paid for by the Company; or

E.

in connection with any Proceeding (or part thereof) initiated by the Indemnitee, or any Proceeding by the Indemnitee against the Company or its directors, officers, employees or other Indemnitees, (i) unless (x) such indemnification is expressly required to be made by law, (y) the Proceeding was authorized by the Board of Directors of the Company, or (z) such indemnification is provided by the Company in its sole discretion, pursuant to the powers vested in the Company under applicable law, or (ii) except as provided in Sections 8 and 12 hereof.

Section 2.     Actions Other Than by or in the Right of the Company
or the Subsidiary.

The Indemnitee shall be entitled to the indemnification rights provided in this Section 2 if he was or is a party or is threatened to be made a party to any Proceeding, other than an action by or in the right of the Company, arising out of or relating to any Indemnifiable Claim. Pursuant to this Section 2, the Indemnitee shall be indemnified against all Expenses, judgments, penalties, fines and amounts paid in settlement which were actually and reasonably incurred by him in connection with such Proceeding unless it is finally determined by a court of competent jurisdiction that he did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or Proceeding, if he had no reasonable cause to believe his conduct was unlawful.

For purposes of this Agreement, the following terms have the meanings ascribed to them below:

“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Expenses” means all expenses and other costs incurred by or on behalf of an Indemnitee, including, without limitation, all attorneys’ fees and other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in, participating in (including on appeal), or preparing to defend, be a witness in or participate in, any Proceeding relating to any Indemnifiable Claim.

“Indemnifiable Claim” means any event or occurrence, related to or arising out of the fact that the Indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture or trust, or by reason of any act or omission by him in any such capacity.

“Person” means an individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust or unincorporated organization, or government or any agency or political subdivision thereof.

“Proceeding” shall mean any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether instituted by the Company or any other party, that the Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative or investigative in nature.

Section 3.     Actions by or in the Right of the Company.

The Indemnitee shall be entitled to the indemnification rights provided in this Section 3 if he is or was a party or is threatened to be made a party to any Proceeding brought by or in the right of the Company to procure a judgment in the Company's favor arising out of or relating to any Indemnifiable Claim. Pursuant to this Section 3, the Indemnitee shall be indemnified against all Expenses and amounts paid in settlement actually incurred by him including any loss or damage incurred in connection with such Proceeding, unless it is finally judicially determined that he did not act in good faith and in a manner he reasonably believed to be in or not opposed to be the best interests of the Company; provided, however, that no such indemnification shall be made in respect of any claim, issue, or matter as to which applicable law expressly prohibits such indemnification by reason of any adjudication of liability of the Indemnitee to the Company unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnification for such expenses and costs which such court shall deem proper.

Section 4.     Indemnification for Expenses and Costs of Successful Party.

Notwithstanding the other provisions of this Agreement, to the extent that the Indemnitee has served on behalf of the Company as a witness or other participant in any claim, action or Proceeding, or has been successful, on the merits or otherwise, in defense of any action, suit or Proceeding referred to in Sections 1 through 3 hereof, or in defense of any claim, issue or matter therein, including, but not limited to, the dismissal of any action without prejudice, he shall be indemnified against all Expenses incurred by him in connection therewith.

Section 5.     Partial Indemnification.

If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, costs, judgments, fines and amounts paid in settlement actually incurred by him in connection with any Proceeding, but is not entitled to indemnification for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such Expenses, costs, judgments, penalties, fines and amounts paid in settlement actually incurred by him to which the Indemnitee is entitled. Without limiting the generality of the foregoing, if any Proceeding is brought against the Indemnitee in his capacity as a director, officer, or employee and as a stockholder or as a director, officer, employee or agent of any stockholder or other person, the presumption shall be that recovery is sought by reason of the Indemnitee’s status as a director, officer, agent or employee of the Company.

Section 6.     Determination of Entitlement to Indemnification.

It is the intention of the parties that this Agreement provide the Indemnitee with rights to indemnification that are as favorable as may be permitted by Delaware law and the public policy of the State of Delaware by virtue of Section 13 of the Marshall Islands Business Corporations Act. Accordingly, the parties agree that the following procedures and presumptions shall apply in the event that there is any question as to whether the Indemnitee is entitled to indemnification under this Agreement.

(a) To obtain indemnification under this Agreement, the Indemnitee shall submit to the Company a written request for indemnification reasonably promptly after being served with any summons, citation, subpoena, complaint, indictment, information, notice of liability or other document relating to any Proceeding or claim giving rise to a request, including an identification of the action, Proceeding or claim giving rise to such request. In addition, at the request of the Company, the Indemnitee shall also provide such other documentation and information as is reasonably requested by the Company and which is reasonably available to the Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that the Indemnitee has requested indemnification. Any reasonable Expenses incurred by the Indemnitee in connection with such request for indemnification hereunder shall be borne by the Company.

(b) Upon written request by the Indemnitee for indemnification under Section 6(a), the entitlement of the Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons, who shall be empowered to make such determination: (x) in the event that no Change of Control has occurred, by (i) the Board of Directors of the Company, by a majority vote of a quorum consisting of Disinterested Directors; or (ii) if such a quorum is not obtainable or, even if obtainable, if either the Board of Directors, by the majority vote of Disinterested Directors, or the Indemnitee, by notice to the Company, so elects, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee and (y) in the event that a Change of Control has occurred, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee. The term “Disinterested Director” means a Director of the Company who is not or was not a party to the Proceeding in respect of which indemnification is being sought by the Indemnitee. The term “Independent Counsel” means a law firm or a member of a law firm that neither is currently nor in the past five years has been retained to represent: (i) the Company or the Indemnitee in any matter material to any such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee’s right to indemnification under this Agreement.

(c) If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 6(b)(x)(ii) hereof, the Independent Counsel shall be selected by the Company acting at the direction of the Board. If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 6(b)(y) hereof, the Independent Counsel shall be selected by the Indemnitee. The Indemnitee shall notify the Company in writing of the identity of the Independent Counsel so selected. The Company may, within 10 days after such written notice of selection shall have been given, deliver to the Indemnitee a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements for serving as Independent Counsel as set forth in Section 6(b), and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If a written objection is made and substantiated, the Independent Counsel selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within 20 days after submission by Indemnitee of a written request for indemnification pursuant to Section 6(a) hereof, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition a court of competent jurisdiction for resolution of any objection which shall have been made to the Indemnitee’s selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under this Agreement hereof. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to this Agreement, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 6(c), regardless of the manner in which such Independent Counsel was selected or appointed.

(d)     In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that the Indemnitee is entitled to indemnification under this Agreement. Anyone seeking to overcome this presumption shall have the burden of proof to overcome this presumption.

(e)     The Indemnitee shall be deemed to have acted in good faith if the Indemnitee’s action is based on the records or books of account of the Company including financial statements, or on information supplied to the Indemnitee by the officers of the Company in the course of their duties, or on the advice of legal counsel for the Company or on information or records given or reports made to the Company by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company. In addition, the knowledge and/or actions, or failure to act, of any other director, or of any officer, agent or employee of the Company shall not be imputed to the Indemnitee for purposes of determining the right to indemnification under this Agreement. Whether or not the foregoing provisions of this Section 6(e) are satisfied, it shall in any event be presumed that the Indemnitee has at all times acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. Anyone seeking to overcome this presumption shall have the burden of proof to overcome this presumption.

(f)     If the person, persons or entity empowered or selected under Section 6 to determine whether the Indemnitee is entitled to indemnification shall not have made a determination within 45 days after receipt by the Company of the written request therefore, the requisite determination of entitlement to indemnification shall be deemed to have been made and the Indemnitee shall be entitled to such indemnification absent a misstatement by the Indemnitee of a material fact, or an omission of a material fact necessary to make the Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or a prohibition of such indemnification under applicable law; provided, however, that such 45-day period may be extended for a reasonable time, not to exceed an additional 30 days, if the person, persons or entity making such determination with respect to entitlement to indemnification in good faith requires such additional time to obtain or evaluate documentation and/or information relating thereto and provides advance written notice to the Indemnitee of the need for such additional time. Pending any such determination, the Company shall advance Expenses as provided in Section 7, subject to the undertaking set forth in Section 7 to repay such amounts if it is ultimately determined that the Indemnitee is not entitled to indemnification hereunder.

(g)     The Company acknowledges that a settlement or other disposition short of final judgment may be successful if it permits a party to avoid expense, delay, distraction, disruption and uncertainty. In the event that any Proceeding to which the Indemnitee is a party is resolved in any manner other than by adverse judgment against the Indemnitee (including, without limitation, settlement of such Proceeding with or without payment of money or other consideration) it shall be presumed that the Indemnitee has been successful on the merits or otherwise in such Proceeding. Anyone seeking to overcome this presumption shall have the burden of proof to overcome this presumption. In addition, the termination of any Proceeding by judgment, order, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself: (a) create a presumption that the Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or Proceeding, that the Indemnitee had reasonable cause to believe that his conduct was unlawful; or (b) otherwise adversely affect the rights of the Indemnitee to indemnification, except as may be provided herein.

Section 7.     Advancement of Expenses and Costs.

All Expenses actually incurred by the Indemnitee shall be paid by the Company in advance of the final disposition of such action, suit or Proceeding, if so requested by the Indemnitee, within 20 days after the receipt by the Company of a written statement or statements from the Indemnitee requesting such advance or advances. The Indemnitee may submit such statements from time to time. The Indemnitee’s entitlement to such expenses shall include those incurred in connection with any Proceeding by the Indemnitee seeking an adjudication or award in arbitration pursuant to this Agreement. Such statement or statements shall reasonably evidence the expenses and costs incurred by him in connection therewith and shall include or be accompanied by a written undertaking by or on behalf of the Indemnitee to repay such amount if it is ultimately determined that the Indemnitee is not entitled to be indemnified against such expenses and costs by the Company pursuant to this Agreement or otherwise. Any such repayment obligation shall be unsecured and shall be interest free. To the extent requested by the Indemnitee following a Change of Control, the Company shall at any time and from time to time provide security to the Indemnitee for the obligations of the Company hereunder through an irrevocable bank line of credit, funded trust, escrow of funds with a financial institution reasonably satisfactory to the Indemnitee or other collateral or by other means. Any such security, once provided to the Indemnitee, may not be revoked or released without the prior written consent of such Indemnitee.

Section 8.     Remedies of the Indemnitee in Cases of Determination not to Indemnify or Failure to Advance Expenses.

In the event that a determination is made that the Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made or if Expenses are not timely advanced pursuant to Section 7, the Indemnitee shall be entitled to a final adjudication following a determination of entitlement to indemnification pursuant to Section 6 in an appropriate court of competent jurisdiction of his entitlement to such indemnification or advance. If the Company fails to advance Expenses as required by Section 7, at any time prior to a final judicial determination that the Indemnitee is not entitled to indemnification, the Indemnitee shall be entitled to seek and obtain specific enforcement of the Company's obligation to advance Expenses. Alternatively, the Indemnitee may, at his option, seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, such award to be made within 60 days following the filing of the demand for arbitration. The Company shall not oppose the Indemnitee’s right to seek any such adjudication or award in arbitration or any other claim. Such judicial Proceeding or arbitration shall be made de novo and the Indemnitee shall not be prejudiced by reason of a determination (if so made) that he is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of Section 6 hereof that the Indemnitee is entitled to indemnification, the Company shall be bound by such determination and shall be precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertions to the contrary. If the court or arbitrator shall determine that the Indemnitee is entitled to any indemnification hereunder, the Company shall pay all reasonable expenses (including attorneys’ fees) and costs actually incurred by the Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate Proceedings).

Section 9.     Change of Control.

(a)     A “Change of Control” shall be deemed to have occurred if (i) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director (other than a director of the Company whose election to the Board of Directors was ratified by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof, or (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all the Company’s assets.

(b)     The Company agrees that if there is a Change in Control of the Company then with respect to all matters thereafter arising concerning the rights of the Indemnitee to indemnity payments and Expense advances under this Agreement or any other agreement, Company By-law or provision in the Certificate now or hereafter in effect relating to claims for Indemnifiable Events, the Company shall seek legal advice only from Independent Legal Counsel selected by the Indemnitee. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys’ fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

Section 10.     Non-Exclusivity; Insurance.

(a)     The indemnification and advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may now or in the future be entitled under any provision of the Certificate or By-laws of the Company, any vote of the stockholder or Disinterested Directors, any provision of law or otherwise. No amendment, or alteration of this Agreement or of any provision hereof shall limit or restrict any right of the Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee prior to such amendment or alteration. To the extent that a change in the Marshall Islands Business corporations Act or the Delaware General Corporation Law, whether by statute or judicial decision, permits greater indemnification than would be afforded currently under the Certificate, Bylaws and this Agreement, it is the intent of the parties hereto that the Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

(b)     The Company shall use its reasonable best efforts to purchase and maintain a policy or policies of insurance with reputable insurance companies with A.M. Best ratings of “A” or better, providing Indemnitee with coverage, which can be lawfully provided, for any liability asserted against, or incurred by, Indemnitee or on Indemnitee’s behalf by reason of the fact that Indemnitee is or was or has agreed to serve as a director, officer, employee or agent of the Company, or while serving as a director or officer of the Company, is or was serving or has agreed to serve on behalf of or at the request of the Company as a director, officer, employee or agent (which, for purposes hereof, shall include a trustee, fiduciary, partner or manager or similar capacity) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise, or arising out of Indemnitee’s status as such, whether or not the Company would have the power to indemnify Indemnitee against such liability under the provisions of this Agreement. Such insurance policies shall have coverage terms and policy limits at least as favorable to Indemnitee as the insurance coverage provided to any other director or officer of the Company. If the Company has such insurance in effect at the time the Company receives from Indemnitee any notice of the commencement of a Proceeding, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the policy. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policy.

Section 11.     Additional Provisions Regarding Third Party Indemnification of the Indemnitee.

The Company acknowledges that the Indemnitee may be entitled to, or may be provided, indemnification by another Person (a “Third Party Indemnitor”) in respect of the Indemnitee’s service as a director of the Company for Expenses, judgments, penalties, fines and amounts paid in settlements with respect to an Indemnifiable Claim for which the Indemnitee is also entitled to seek indemnification hereunder (the “Company Indemnified Expenses”). The Company acknowledges and agrees that, as between the Company and its subsidiaries, on the one hand, and the Third Party Indemnitor and its Affiliates (other than the Company and its subsidiaries), on the other hand, the Company shall be primarily liable to the Indemnitee with respect to any Company Indemnified Expenses and any liability of the Third Party Indemnitor or its Affiliates to the Indemnitee shall be secondary liability. In recognition of the primary liability of the Company, the Company agrees that, in the event that the Third Party Indemnitor or any of its Affiliates pays any Company Indemnified Expenses to or on behalf of the Indemnitee, reimburses the Indemnitee for any Company Indemnified Expenses paid by the Indemnitee or advances amounts to the Indemnitee (including by way of any loan) for the payment of Company Indemnified Expenses, then (i) the Company shall pay to the Third Party Indemnitor any amounts so paid, reimbursed or advanced, to the extent that the Indemnitee would have been entitled to indemnification of such Company Indemnified Expenses and (ii) the Third Party Indemnitor shall be subrogated to all of the rights of the Indemnitee with respect to any claim that the Indemnitee could have brought against the Company or any subsidiary with respect to any Company Indemnified Expenses that have been paid, reimbursed or advanced to or on behalf of the Indemnitee. All such payments to the Third Party Indemnitor shall be made within 5 business days of the receipt by the Company of written notice from the Third Party Indemnitor of such payment, reimbursement or advance, accompanied by documentation showing, in reasonable detail, the Company Indemnified Expenses so paid, reimbursed or advanced by the Third Party Indemnitor or any of its Affiliates. The Third Party Indemnitor shall be an express third party beneficiary of this Agreement and the Company agrees, upon request of the Indemnitee or the Third Party Indemnitor, to enter into an agreement with the Third Party Indemnitor evidencing this agreement. The Company shall also reimburse the Third Party Indemnitor and its Affiliates for all expenses, including legal expenses, incurred in enforcing this Section 11.

Section 12.     Attorneys’ Fees and Other Expenses to Enforce Agreement.

In the event that the Indemnitee is subject to or intervenes in any Proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, the Indemnitee, if he prevails in whole or in part in such action, shall be entitled to recover from the Company and shall be indemnified by the Company against any actual Expenses reasonably incurred by him in connection therewith.

Section 13.     Duration of Agreement; Period of Limitations.

(a)     This Agreement shall continue until and terminate upon the later of: (a) 10 years after the Indemnitee has ceased to serve as a director, officer, employee, agent or fiduciary of the Company or to serve at the request of the Company as a director, officer, employee, agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture or trust, and (b) the final termination of all pending or threatened Proceedings to which the Indemnitee may be subject by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture or trust, or by reason of any act or omission by him in any such capacity. The indemnification provided under this Agreement shall continue as to the Indemnitee even though he may have ceased to be a director, agent or officer of the Company. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Indemnitee and his spouse, successors, assigns, heirs, devisees, executors, administrators or other legal representatives.

(b)     No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against the Indemnitee, the Indemnitee’s spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

Section 14.     Severability.

If any provision or provisions of this Agreement shall be held invalid, illegal or unenforceable for any reason whatsoever, (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, but not limited to, all portions of any Sections of this Agreement containing any such provision held to be invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement (including, but not limited to, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifest by the provision held invalid, illegal or unenforceable.

Section 15.     Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought shall be required to be produced to evidence the existence of this Agreement.

Section 16.     Captions.

The captions and headings used in this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

Section 17.     Modification and Waiver.

No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

Section 18.     Notices.

All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand with receipt acknowledged by the party to whom said notice or other communication shall have been directed or if (ii) mailed by certified or registered mail, return receipt requested, with postage prepaid, on the date shown on the return receipt:

If to the Indemnitee, at the address set forth on the signature page hereof.

If to the Company, to:

Eagle Bulk Shipping Inc.

477 Madison Avenue

New York, NY 10022

Facsimile: 212-785-3311

or to such other address as may be furnished to the Indemnitee by the Company or to the Company by the Indemnitee, as the case may be.

Section 19.     Governing Law.

The parties hereto agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware in reliance on Section 13 of the Marshall Islands Business Corporations Act, applied without giving effect to any conflicts-of-law principles.

[Signature Pages Follow]

In Witness Whereof, the parties hereto have executed this Agreement on the day and year first above written.

Eagle Bulk Shipping Inc.

By:	/s/
Name:
Title:

Indemnitee:

/s/
Name:
Address for Notices:

With a copy (which shall not constitute notice) to:
J. Gregory Milmoe Skadden, Arps, Slate, Meagher Flom, LLP 4 Times Square New York, New York 10036 Facsimile: 917-777-3770 Email: Gregory.Milmoe@skadden.com

SIGNATURE PAGE - DIRECTOR INDEMNIFICATION AGREEMENT

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